Saul Centers Annual Presentation to Shareholders 2024Exhibit 99.(a)

Annual Presentation to Shareholders – May 17, 2024 2 Forward Looking Statements Safe Harbor Statement Certain matters discussed within this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in the forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained. These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2023 and include the following: (i) the ability of our tenants to pay rent, (ii) our reliance on shopping center “anchor” tenants and other significant tenants, (iii) our substantial relationships with members of the B. F. Saul Company and certain other affiliated entities, each of which is controlled by B. Francis Saul II and his family members, (iv) risks of financing, such as increases in interest rates, restrictions imposed by our debt, our ability to meet existing financial covenants and our ability to consummate planned and additional financings on acceptable terms, (v) our development activities, (vi) our access to additional capital, (vii) our ability to successfully complete additional acquisitions, developments or redevelopments, or if they are consummated, whether such acquisitions, developments or redevelopments perform as expected, (viii) adverse trends in the retail, office and residential real estate sectors, (ix) risks relating to cybersecurity, including disruption to our business and operations and exposure to liabilities from tenants, employees, capital providers, and other third parties, (x) risks generally incident to the ownership of real property, including adverse changes in economic conditions, changes in the investment climate for real estate, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, the relative illiquidity of real estate and environmental risks, and (xi) risks related to our status as a REIT for federal income tax purposes, such as the existence of complex regulations relating to our status as a REIT, the effect of future changes to REIT requirements as a result of new legislation and the adverse consequences of the failure to qualify as a REIT. Given these uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements that we make, including those in this presentation. Except as may be required by law, we make no promise to update any of the forward-looking statements as a result of new information, future events or otherwise. You should carefully review the risks and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2023. 2

Annual Presentation to Shareholders – May 17, 2024 3 Non-GAAP Measures Funds from Operations (“FFO”) The National Association of Real Estate Investment Trusts (Nareit) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is defined by Nareit as net income, computed in accordance with GAAP, plus real estate depreciation and amortization, and excluding impairment charges on real estate assets and gains or losses from real estate dispositions. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs, which is disclosed in our consolidated statements of cash flows included in our annual and quarterly reports filed with the SEC. There are no material legal or functional restrictions on the use of FFO. FFO should not be considered as an alternative to net income, its most directly comparable GAAP measure, as an indicator of our operating performance, or as an alternative to cash flows as a measure of liquidity. Management considers FFO a meaningful supplemental measure of operating performance because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time (i.e. depreciation), which is contrary to what we believe occurs with our assets, and because industry analysts have accepted it as a performance measure. FFO may not be comparable to similarly titled measures employed by other REITs. Reconciliations of FFO to net income are included in our annual and quarterly reports filed with the SEC. Property Operating Income Property operating income is a non-GAAP financial measure of performance. Property operating income is defined as net income plus interest expense, net and amortization of deferred debt costs, plus depreciation and amortization of deferred leasing costs, plus general and administrative expenses. Property operating income does not represent income generated from operating activities in accordance with GAAP and is not necessarily indicative of net income, which is disclosed in our consolidated statements of operations included in our annual and quarterly reports filed with the SEC. There are no material legal or functional restrictions on the use of property operating income. Property operating income should not be considered as an alternative to net income, its most directly comparable GAAP measure, as an indicator of our operating performance, or as an alternative to cash flows as a measure of liquidity. Management uses property operating income to evaluate and compare the operating performance of the Company's properties, to determine trends in earnings and to compute the fair value of the Company's properties as this measure is not affected by the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the ownership of its properties. The Company believes the exclusion of these items from net income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's properties as well as trends in occupancy rates, rental rates and operating costs. Property operating income may not be comparable to similarly titled measures employed by other REITs. Reconciliation of property operating income to net income are included in our annual and quarterly reports filed with the SEC. 3

Annual Presentation to Shareholders – May 17, 2024 4 74.1% 14.7% 11.2% Shopping Centers Office Apartments Total Portfolio Composition (measured by property operating income) 2023 Shopping Centers – 74.1% Office – 14.7% Apartments – 11.2% 2013 Shopping Centers – 75.6% Office – 21.0% Apartments – 3.4% 2023 DC / Baltimore – 85.6% Other – 14.4% 2013 DC / Baltimore – 85.3% Other – 14.7% 85.6% 14.4% DC / Baltimore Other During 2023, 74% of property operating income was generated by shopping centers. While overall portfolio size has grown over the past ten years, our property type and geographic focus have remained largely consistent. We remain committed to our core business of owning and operating grocery-anchored, neighborhood shopping centers. Our shopping centers contributed 74.1% of property operating income in 2023. Since 2013, the percentage of property operating income from our apartments has increased from 3.4% to 11.2%, while the percentage derived from office buildings declined from 21.0% in 2013 to 14.7% in 2023. Our development pipeline is primarily focused on Washington, DC metropolitan area mixed-use apartment buildings. As such, we expect the operating income generated by our residential assets in future years will continue to grow as a percentage of total property operating income. 4

Annual Presentation to Shareholders – May 17, 2024 5 Total Portfolio Growth (2004 - 2023) P ro p er ty O p er at in g I n co m e (i n m il li o n s) Operating properties: 29 to 57 Leasable area: 5.3 million to 9.8 million square feet Property operating income: 5.1% compound annual growth rate Growth Since Inception in 1994: $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Total portfolio property operating income increased 4.8% in 2023 compared to 2022. Property operating income increased year over year as follows: • 4.2% at shopping centers • 2.1% at office buildings • 13.0% at apartments 5

Annual Presentation to Shareholders – May 17, 2024 6 Mixed-Use Development 750 N. Glebe Road Arlington, Virginia Portfolio Spotlight The Waycroft Arlington, VA The year 2023 was the first year with all retail space at The Waycroft leased and operating for the full 12 months. The property’s 491-unit apartment building is 98% leased. Overall, property net operating income increased 18.8% from 2022 to 2023. 6

Annual Presentation to Shareholders – May 17, 2024 7 Shopping Center Pad Sites ➢ We leverage land available at our existing centers to add pad site buildings ➢ We currently have four pad sites either under lease or under negotiation ➢ Tenants at two new pad sites opened in 2023 ➢ Wendy’s at Beacon Center ➢ Shake Shack at Kentlands Square Wendy’s at Beacon Center Shake Shack at Kentlands Square From time to time, we leverage land available at our existing shopping centers to add free-standing pad site buildings. These pad site additions provide attractive cash-on-cash returns and can be quickly accretive. We currently have four pad sites either under lease or under negotiation. 7

Annual Presentation to Shareholders – May 17, 2024 8 Shopping Center Core Operations Annual Presentation to Shareholders – May 13, 2022 9 $87,214 $114,723 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2013 2023 Shopping Center Property Operating Income from Centers Anchored by Grocery Property Operating Income ($000s) 77% ● 81% ● Thirty-four of our shopping centers are anchored by a grocery store. These core centers produced approximately 81% of our shopping center property operating income in 2023. These essential businesses drive foot and vehicle traffic and contribute stability to our portfolio’s income. 8

Annual Presentation to Shareholders – May 17, 2024 9 Shopping Center Leasing Percentage Y ea r- E n d L ea si n g P er ce n ta g e 94.8% 95.4% 96.0% 95.2% 95.1% 95.5% 93.1% 93.4% 94.7% 95.3% 82% 84% 86% 88% 90% 92% 94% 96% 98% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 10 yr. Avg. = 94.9% Over the past ten years, our year-end shopping center leasing percentage has averaged 94.9%. Our shopping center leasing percentage as of December 31, 2023 was 95.3%, reflecting a continued trend of increased leasing percentage since 2020. We continue to see steady demand for space at our shopping centers. Included in the 95.3% of spaced leased as of December 31, 2023, is approximately 145,000 square feet of shopping center space that is leased but that has not yet been occupied by the tenant. Collectively, these leases are expected to produce approximately $3.4 million of additional annualized future base rent upon tenant occupancy and following any contractual rent concessions. 9

Annual Presentation to Shareholders – May 17, 2024 10 Shopping Center Small Shop Leasing Percentage (in-line spaces < 10,000 square feet) Y ea r- E n d S m al l S h o p L ea si n g P er ce n ta g e 91.1% 91.2% 90.4% 91.0% 92.1% 90.2% 88.9% 89.6% 91.2% 94.7% 70% 74% 78% 82% 86% 90% 94% 98% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 10 yr. Avg. = 91.0% As of December 31, 2023, our small shop leasing percentage was 94.7% of small shop available space, a 3.5 percentage point increase year-over-year, and 3.7 percentage points higher than our ten-year average of 91.0%. 10

Annual Presentation to Shareholders – May 17, 2024 11 75.0% 74.0% 76.0% 79.0% 78.0% 76.0% 73.0% 80.5% 82.2% 84.7% 58% 63% 68% 73% 78% 83% 88% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Shopping Center Tenant Renewal Percentage 10 yr. Avg. = 77.8% A v er ag e R en ew al P er ce n ta g e A significant contributor to property operating income growth is the number of existing tenants renewing their leases. A higher renewal percentage minimizes lost property operating income from vacancy, as well as landlord capital costs often necessary in re-tenanting space. The percentage of shopping center tenants renewing leases, as measured by expiring base rents, averaged approximately 77.8% over the past ten years. In 2023, 84.7% of shopping center tenants renewed, the highest rate in the last ten years. Base rents from tenants renewing in 2023 increased 5.6% over their expiring base rents. 11

Annual Presentation to Shareholders – May 17, 2024 12 Shopping Center Operating Income Growth 5.4% 0.4% 3.0% 2.1% -1.1% 1.6% -5.0% 5.7% 0.9% 4.2% -7.0% -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 After a sharp increase in 2021 following the height of the COVID-19 pandemic in 2020, our shopping center property operating income has continued to grow, improving 4.2% year-over-year in 2023. 12

Annual Presentation to Shareholders – May 17, 2024 13 Shopping Center Lease Expirations Schedule $15,002 $23,483 $16,997 $19,140 $21,674 $15,790 $3,641 $6,413 $3,907 $5,036 $12,313 $0 $6,000 $12,000 $18,000 $24,000 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter A n n u al M in im u m R en t (i n t h o u sa n d s) The majority of our shopping center tenants are signed to long-term leases, reducing the risk associated with re- leasing space. We actively work to re-lease spaces well before their lease expiration dates. Only 10.5% of shopping center leases, as measured by annual minimum rent, are scheduled to expire during 2024. 13

Annual Presentation to Shareholders – May 17, 2024 14 Office 601 Pennsylvania Avenue, Washington, DC The office market continues to be challenging as workforce trends, urbanization, and the aftermath of the COVID- 19 pandemic are reshaping tenant preferences and office attendance. 14

Annual Presentation to Shareholders – May 17, 2024 15 Office Leasing Percentage Y ea r- E n d L ea si n g P er ce n ta g e 90.8% 91.1% 86.5% 94.5% 93.6% 91.6% 88.4% 82.3% 82.5% 86.0% 62% 66% 70% 74% 78% 82% 86% 90% 94% 98% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 10 yr. Avg. = 88.7% Over the past ten years, our year-end office leasing percentage has averaged 88.7%. In spite of office market headwinds, our office leasing percentage as of December 31, 2023, was 86.0%, an increase of 3.5 percentage points compared to 2022. And, at March 31, 2024, our office leasing percentage increased to 87.1%, just 1.6 percentage points shy of our 10-year average. 15

Annual Presentation to Shareholders – May 17, 2024 16 Portfolio Significant Tenant Concentration Tenant Name # of Locations Percentage of Portfolio SF Percentage of Portfolio Revenue Giant Food 11 6.7% 4.9% CVS 10 1.3% 1.9% America’s Health Insurance Plans 1 0.6% 1.6% Capital One 10 0.3% 1.4% Airlines Reporting Corporation 1 0.7% 1.4% Publix Super Markets 6 3.1% 1.4% Safeway 6 3.0% 1.4% Home Depot 2 3.1% 1.4% Lowe’s Home Center 2 2.6% 1.3% Kroger / Harris Teeter 4 2.0% 1.2% Total 53 23.4% 17.9% One of our key leasing strategies is to anchor our commercial properties with large, financially stable, essential businesses. We believe this strategy provides predictability in our income streams and makes for financially healthier shopping centers and office properties. 16

Annual Presentation to Shareholders – May 17, 2024 17 Apartments Hampden House Bethesda, MD Projected Delivery: 2025 Twinbrook Quarter Phase I Rockville, MD Projected Delivery: 2024 The Waycroft Arlington, VA Delivered: 2020 Park Van Ness Washington, DC Delivered: 2016 Lyon Place Arlington, VA Delivered: 2010 Our recent and future development focus continues to be on transit-oriented, residential properties with ground floor retail in the Washington, DC area. 17

Annual Presentation to Shareholders – May 17, 2024 18 98.9% 97.8% 96.7% 96.7% 98.2% 96.3% 94.8% 97.1% 97.2% 98.0% 80% 84% 88% 92% 96% 100% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Apartments Leasing Percentage 10 yr. Avg. = 97.2%(Includes Stabilized Properties Only) Y ea r- E n d L ea si n g P er ce n ta g e As of December 31, 2023, our apartment leasing percentage was 98.0%, trending above the ten-year year-end average of 97.2%. 18

Annual Presentation to Shareholders – May 17, 2024 19 Apartments Property Operating Income 3.2% 3.0% 3.1% 5.6% 6.1% 6.3% 6.4% 9.3% 10.4% 11.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 (as % of total portfolio property operating income) 244 515 1,006 1,458 1,824 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2010 2016 2020 2024 2025 Total Units Available Cumulative Total Portfolio Apartment Units Available Lyon Place at Clarendon Center (244 units) Park Van Ness (271 units) The Waycroft (491 units) Twinbrook Phase I (452 units) Hampden House (366 units) *New units shown by year property was or is forecasted to be delivered * * * * * We have three operating apartment houses in our portfolio. With developments under way at Twinbrook Quarter Phase I and Hampden House, the residential percentage of our total portfolio property operating income will continue to grow. 19

Development and Growth


Twinbrook Quarter
White Flint
Hampden House
Park Van Ness
The Waycroft
Clarendon Center
Shady Grove
Rockville
Twinbrook
North Bethesda
Grosvenor-Strathmore
Medical Center
Bethesda
Friendship Heights
Cleveland Park
Woodley Park
Dupont Circle
Farragut North

Green arrows indicate current development locations
Yellow arrow indicates future development location
Blue arrows indicate operating property locations

Development Pipeline

Mixed-Use development pipeline nearby three Metro sites

- 2,231 apartment units
- 483,000 SF of retail
- 431,000 SF of office

Twinbrook Quarter and Hampden House

- 1,600,000 SF of additional mixed-use development

North Bethesda (White Flint)

Saul Centers

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As we look toward future growth, we have plans to develop three sites along the Washington, DC area Metrorail Red Line, including Twinbrook Quarter in Rockville, Hampden House in Bethesda, and White Flint in North Bethesda.

Saul Centers

Annual Presentation to Shareholders – May 17, 2024

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Annual Presentation to Shareholders – May 17, 2024 21 Twinbrook Quarter Rockville, Maryland During the past year, we continued construction of the residential and retail portions of Twinbrook Quarter Phase I. The first phase of our 18-acre project in Rockville, Maryland, is located adjacent to the Twinbrook Station on Metrorail’s Red Line. Phase I will include 452 apartment units, an 80,000 square foot Wegmans, and 25,000 square feet of small shop retail. The office tower portion of Phase I, depicted on the far right of the rendering, is not being constructed at this time. 21

Annual Presentation to Shareholders – May 17, 2024 22 Twinbrook Quarter Rockville, Maryland Sitework and ground floor retail façade work continues around all four sides of the building. Apartment unit construction is in process on levels two through 12 and work is in process on the lobbies and interior amenity spaces. Initial delivery of Phase I is anticipated in late 2024. 22

Annual Presentation to Shareholders – May 17, 2024 23 Rendering of proposed Glebe Road development Mixed-Use Development 750 N. Glebe Road Arlington, Virginia Hampden House Bethesda, Maryland Our Hampden House development is located adjacent to both the forthcoming Maryland Purple Line light rail and the Metrorail’s Red Line in downtown Bethesda, Maryland. It will include 366 apartments and 10,100 square feet of ground floor retail. 23

Annual Presentation to Shareholders – May 17, 2024 24 Rendering of proposed Glebe Road development Mixed-Use Development 750 N. Glebe Road Arlington, Virginia Hampden House Bethesda, Maryland Above grade construction of the structure is nearing completion and has topped out at the roof level. Exterior sheathing and window installation has begun. Interior framing and installation of mechanical, electrical, and plumbing infrastructure is underway. Construction is expected to be completed in late 2025. 24

Annual Presentation to Shareholders – May 17, 2024 25 Funds From Operations (FFO) & Dividends $2.80 $2.95 $3.03 $3.18 $3.11 $3.08 $2.88 $3.14 $3.10 $3.17 $1.60 $1.72 $1.92 $2.05 $2.09 $2.12 $2.12 $2.20 $2.34 $2.36 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 FFO per share Dividend per share FFO was $3.17 per basic share in 2023, a $0.07 increase from 2022. We continued our strong record of distributions to shareholders, declaring dividends of $2.36 per share in 2023 compared to $2.34 per share in 2022. 25

Annual Presentation to Shareholders – May 17, 2024 26 $50,700 $20,400 $134,100 $0 $17,800 $25,500 $23,700 $0 $90,100 $28,800 $408,000 $0 $75,000 $150,000 $225,000 $300,000 $375,000 $450,000 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 & Beyond Maturities of Fixed-Rate Mortgage and Construction-Permanent Loans Balloon Principal Payment Owed at Maturity * Debt Structure (as of March 31, 2023) (i n t h o u sa n d s) • $525 million unsecured credit facility ($100 million term loan and $425 million line of credit) • As of March 31, 2024, $374 million was outstanding under the credit facility • 80.8% of total debt is fixed-rate, with an average interest rate of 4.68% • Weighted average term to maturity (fixed-rate mortgage loans) – 9.1 years * Excludes unsecured credit facility maturities As of March 31, 2024, we have three remaining maturities in 2024. Our remaining maturities of outstanding debt are well-laddered through 2041. This laddered maturity schedule minimizes the risk associated with potential future capital market volatility. 26

Annual Presentation to Shareholders – May 17, 2024 27 Capital Summary • $185 million perpetual preferred stock carries a 6.05% weighted average dividend rate • As of March 31, 2024, our cash balance was approximately $7.1 million and our undrawn availability under our credit facility was approximately $127.6 million M ar k et C ap it al iz at io n ( in m il li o n s) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Debt Preferred Equity Common Equity As of December 31, 2023, a holder of our stock since our August 1993 IPO has received a compounded annual total return of 8.5%, including both dividends and share price appreciation. 27

Annual Presentation to Shareholders – May 17, 2024 28 Thank You 28